UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2012

ITEM 1.              SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL CORPORATE
DEFINED OPPORTUNITY FUND INC.

FORM N-Q

JANUARY 31, 2012

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 103.0%
CONSUMER DISCRETIONARY — 15.3%
Auto Components — 0.9%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	$610,957	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	1,985,129	(a)
Total Auto Components					2,596,086
Automobiles — 0.8%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,000,000		2,510,000
Diversified Consumer Services — 1.1%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	520,813	GBP	986,093	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	559,000	GBP	872,064	(a)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	1,500,000		1,387,500	(b)
Total Diversified Consumer Services					3,245,657
Hotels, Restaurants & Leisure — 2.2%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,088,750
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	220,000		237,050	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,000,000		1,077,500
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,152,500
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/25	569,866	GBP	963,576
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,000,000		945,000	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,170,000
Total Hotels, Restaurants & Leisure					6,634,376
Household Durables — 0.8%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	2,500,000		2,331,250	(b)
Media — 8.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,212,700	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,744,662	(b)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,130,070	(b)
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	2,045,909
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,982,864	(b)
ITV PLC, Senior Notes	10.000%	6/30/14	600,000	EUR	873,515
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	412,036	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,209,946	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,074,100
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	500,000	EUR	586,987	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,135,855
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	870,000		1,082,766	(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,975,057	(b)
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	310,000	EUR	425,770	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,268,808	(a)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,079,386	(a)
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	1,748,797
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,032,542	(a)
Total Media					26,021,770
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		166,275
Specialty Retail — 0.5%
Edcon Proprietary Ltd., Senior Notes	4.676%	6/15/14	960,000	EUR	1,023,418	(a)(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	335,515	(a)
Total Specialty Retail					1,358,933
TOTAL CONSUMER DISCRETIONARY					44,864,347

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONSUMER STAPLES — 7.0%
Food & Staples Retailing — 1.2%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		$1,243,421	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,217,292
Total Food & Staples Retailing					3,460,713
Food Products — 1.1%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	1,025,846	(a)
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	530,000	EUR	720,997	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	360,000	EUR	447,353	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000		945,180
Total Food Products					3,139,376
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		718,200	(a)
Tobacco — 4.5%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,585,468	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,167,298
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,828,187
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,812,330	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,729,458	(b)
Total Tobacco					13,122,741
TOTAL CONSUMER STAPLES					20,441,030
ENERGY — 12.0%
Energy Equipment & Services — 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		319,500
Oil, Gas & Consumable Fuels — 11.9%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,641,713	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,812,235		1,945,887	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		2,004,750	(b)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,266,161	(b)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,527,383	(b)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		484,100	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	980,000		1,051,246	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		821,812	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,363,481	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		330,925	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		1,962,300	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		788,438	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,030,575
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		869,223
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,101,525	(a)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		793,596	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,018,000	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,695,000
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,710,350	(a)(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,126,125	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,080,000	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,679,125	(a)(b)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		673,540	(b)
Total Oil, Gas & Consumable Fuels					34,965,255
TOTAL ENERGY					35,284,755
FINANCIALS — 31.8%
Capital Markets — 3.7%
Credit Suisse AG, Subordinated Notes	5.400%	1/14/20	320,000		324,134	(b)
Credit Suisse London, Subordinated Notes	6.750%	1/16/23	2,500,000	GBP	3,955,642	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Capital Markets — continued
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,300,000		$893,750	(b)(c)
Goldman Sachs Group Inc.	5.500%	10/12/21	600,000	GBP	868,517
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,029,620
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,854,930
Total Capital Markets					10,926,593
Commercial Banks — 16.0%
Australia & New Zealand Banking Group Ltd., Subordinated Bonds	6.540%	6/15/12	450,000	GBP	710,493	(c)(d)
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,734,515
BankAmerica Capital II, Junior Subordinated Bonds	8.000%	12/15/26	800,000		788,000	(b)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,240,000		1,221,400	(a)(b)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	850,000		813,875	(a)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	660,000		693,165	(b)
BB&T Capital Trust IV, Junior Subordinated Debentures	6.820%	6/12/57	2,700,000		2,737,125	(b)(c)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	542,202	(c)(d)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,696,791
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	455,201	(c)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,087,250	(a)(c)(d)
Fortis Bank SA/NV, Junior Subordinated Notes	4.625%	10/27/14	1,900,000	EUR	1,814,265	(a)(c)(d)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,553,696
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,286,471	(c)(d)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,305,337	(c)
Intesa Sanpaolo SpA, Subordinated Notes	6.625%	5/8/18	1,200,000	EUR	1,456,369
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	474,135	(c)(d)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	520,000		530,616	(a)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	59,282	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	3,911,591	(c)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	358,384	(a)(c)(d)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,483,082	(a)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	90,000		92,651	(a)(b)(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		3,831,964	(b)
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	1,700,988
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	526,711	(c)(d)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	628,297	(c)(d)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	1,807,901	(c)(d)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,732,853	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,761,504
USB Capital XIII Trust, Junior Subordinated Notes	6.625%	12/15/39	1,500,000		1,538,520	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/19/12	760,000		674,523	(c)(d)
Total Commercial Banks					47,009,157
Consumer Finance — 2.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,845,025	(b)(c)
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	188,111
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,880,000		2,006,900	(b)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	2,400,000		2,418,417	(b)
Total Consumer Finance					6,458,453
Diversified Financial Services — 6.0%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	1,000,000		990,000	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	110,000		117,406

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services — continued
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	$1,978,996
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	3,000,000		2,880,000
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,082,019	(a)(c)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,197,000	(b)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,292,500	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,108,907	(b)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	560,000	EUR	781,073	(a)
JPMorgan Chase Capital XVIII, Bonds	6.950%	8/17/36	1,440,000		1,470,303	(b)
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	1,000,000		1,022,600	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	720,327	(c)(d)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	800,000	EUR	1,030,743	(a)
Total Diversified Financial Services					17,671,874
Insurance — 3.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,385,365	(b)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,649,451	(c)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	515,044	(c)(d)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		1,490,000	(a)(c)(d)
ELM BV	5.252%	5/25/16	550,000	EUR	618,707	(c)(d)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,641,409	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	489,912	(c)(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		321,750	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	562,724	(c)(d)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	913,710	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,340,693	(b)
Total Insurance					10,928,765
Real Estate Management & Development — 0.2%
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	325,240	GBP	509,951	(a)
TOTAL FINANCIALS					93,504,793
HEALTH CARE — 2.8%
Health Care Equipment & Supplies — 0.1%
Ontex IV, Senior Notes	9.000%	4/15/19	430,000	EUR	419,034	(a)
Health Care Providers & Services — 2.2%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	250,000	GBP	344,706	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,250,878	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000		1,157,500
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,644,661	(b)
Total Health Care Providers & Services					6,397,745
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,329,632	(a)
TOTAL HEALTH CARE					8,146,411
INDUSTRIALS — 7.4%
Air Freight & Logistics — 0.3%
TGI International Ltd., Senior Notes	9.500%	10/3/17	850,000		927,563	(a)
Airlines — 3.8%
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,451,951
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,352,902		3,554,076
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	4,430,000		4,452,150	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,500,000		1,575,000	(a)
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	84,464		95,233	(b)
Total Airlines					11,128,410

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies — 1.1%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,250,000		$1,390,750
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,667,812	(b)
Total Commercial Services & Supplies					3,058,562
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,450,000		1,576,875	(a)
Marine — 0.1%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	180,000		176,400	(a)(e)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	240,000		223,800	(a)(e)(f)
Total Marine					400,200
Road & Rail — 1.2%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,168,721
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,166,000		1,303,005
Total Road & Rail					3,471,726
Transportation — 0.4%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		455,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	669,067	(a)
Total Transportation					1,124,067
TOTAL INDUSTRIALS					21,687,403
INFORMATION TECHNOLOGY — 0.7%
Communications Equipment — 0.7%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		2,110,000	(b)
MATERIALS — 9.0%
Chemicals — 1.4%
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	606,000	EUR	772,861	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	204,930	EUR	290,844
Solutia Inc., Senior Notes	8.750%	11/1/17	1,500,000		1,706,250	(b)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,100,000	EUR	1,187,055	(a)
Total Chemicals					3,957,010
Construction Materials — 0.3%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	863,738
Containers & Packaging — 0.4%
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	200,000	EUR	219,752	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		937,505	(a)
Total Containers & Packaging					1,157,257
Metals & Mining — 5.8%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,169,300	(a)
Evraz Group SA, Notes	8.875%	4/24/13	460,000		485,875	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		485,438	(a)
Evraz Group SA, Notes	6.750%	4/27/18	930,000		885,825	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,710,000		1,805,935	(b)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,511,100	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,000,000		1,047,500
New World Resources NV, Senior Bonds	7.375%	5/15/15	530,000	EUR	686,334	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		1,793,420	(b)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		769,537	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,854,450	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		401,437	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,601,400	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		234,000	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,372,889
Total Metals & Mining					17,104,440
Paper & Forest Products — 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,454,107	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Paper & Forest Products — continued
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,500,000		$982,500	(g)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	640,000	EUR	916,681	(a)
Total Paper & Forest Products					3,353,288
TOTAL MATERIALS					26,435,733
TELECOMMUNICATION SERVICES — 10.6%
Diversified Telecommunication Services— 8.0%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	260,000		204,100	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	373,000		303,995	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,331,506
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,000,000		2,182,500	(a)(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,822,500
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		663,000	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,779,660	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	360,119	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	309,118	(a)
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	500,000		471,250
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	1,699,929
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		1,954,592
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,073,536	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,214,745	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	893,660	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		200,500	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		1,954,725	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,920,964	EUR	1,947,355	(a)(f)
Total Diversified Telecommunication Services					23,366,790
Wireless Telecommunication Services — 2.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,406,062	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		797,918	(b)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,500,000		1,492,500
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	685,473	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		559,688	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		1,690,000	(b)
Total Wireless Telecommunication Services					7,631,641
TOTAL TELECOMMUNICATION SERVICES					30,998,431
UTILITIES — 6.4%
Electric Utilities — 2.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	125,834		127,722
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,929,480	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,050,225
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	2,038,132
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,500,000		1,900,000	(a)
Total Electric Utilities					7,045,559
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,134,018
Independent Power Producers & Energy Traders — 1.7%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,000,000		1,070,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,484,225	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		554,240	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		1,987,560
Total Independent Power Producers & Energy Traders					5,096,025

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multi-Utilities — 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	$2,277,609
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,442,925	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,882,402
Total Multi-Utilities					5,602,936
TOTAL UTILITIES					18,878,538
TOTAL CORPORATE BONDS & NOTES (Cost — $302,910,002)					302,351,441
ASSET-BACKED SECURITIES — 3.3%
Argent Securities Inc., 2004-W10 A2	0.666%	10/25/34	816,891		720,631	(c)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.251%	6/25/33	2,207,168		1,795,063	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.440%	11/15/36	851,146		626,042	(c)
Home Equity Asset Trust, 2004-8 M1	1.146%	3/25/35	641,516		542,838	(c)
National Collegiate Student Loan Trust, IO, 2004-2 AIO	9.750%	10/27/14	2,377,500		184,256	(h)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	6,050,000		211,750	(h)
Park Place Securities Inc., 2004-WCW1 M2	0.956%	9/25/34	1,900,000		1,713,266	(c)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	2,103,946		2,108,203
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	411,263		415,046	(c)
Soundview Home Equity Loan Trust, 2005-3 M2	1.056%	6/25/35	330,396		313,653	(c)
Structured Asset Securities Corp., 2002-HF1 A	0.856%	1/25/33	1,430,007		1,209,033	(c)
TOTAL ASSET-BACKED SECURITIES (Cost — $9,678,585)					9,839,781
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%
ARM Trust, 2004-5 4A1	5.180%	4/25/35	953,208		906,272	(c)
Bayview Commercial Asset Trust, IO, 2005-2A	2.870%	8/25/35	23,852,126		262,837	(a)
Bear Stearns ARM Trust, 2005-12 24A1	5.494%	2/25/36	97,481		63,789	(c)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.809%	7/27/36	530,573		528,562	(a)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	346,677		347,655	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.631%	1/19/35	435,694		404,588	(c)
JPMorgan Mortgage Trust, 2005-A5 1A2	5.102%	8/25/35	1,900,000		1,610,794	(c)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.329%	4/25/31	2,081,420		1,617,647	(c)
Sequoia Mortgage Trust, 2003-3 A1	0.611%	7/20/33	825,704		750,241	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	0.947%	6/25/47	1,043,997		652,236	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.339%	9/25/36	115,559		83,732	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $7,089,917)					7,228,353
CONVERTIBLE BONDS & NOTES — 0.1%
INDUSTRIALS — 0.1%
Marine — 0.1%
Horizon Lines Inc., Secured Senior Notes (Cost - $424,363)	6.000%	4/15/17	387,514		265,784	(e)(h)
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $424,363)					265,784
SOVEREIGN BONDS — 7.8%
Brazil — 1.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	556,000	BRL	317,918
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,779,000	BRL	4,298,561
Total Brazil					4,616,479

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		$1,601,600	(a)
India — 0.6%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,900,000		1,738,500	(a)(c)
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,270,000	MYR	765,085
Peru — 0.1%
Republic of Peru, Bonds	7.840%	8/12/20	1,100,000	PEN	469,044
Russia — 1.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,216,593	(a)(b)
United Arab Emirates — 0.7%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		463,969	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,505,399	(a)
Total United Arab Emirates					1,969,368
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,930,619
Venezuela — 2.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,293,000		4,379,957	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		2,332,500
Total Venezuela					6,712,457
TOTAL SOVEREIGN BONDS (Cost — $21,540,147)					23,019,745

			SHARES
COMMON STOCKS — 0.0%
INDUSTRIALS — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A Shares(Cost - $83,790)			7,978		20,344	*
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc. (Cost - $2,073,750)	7.500%		17,500		1,621,550
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost - $80,711)	7.875%		3,050		82,167	(c)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $343,881,265)					344,429,165

			FACE AMOUNT †
SHORT-TERM INVESTMENTS — 5.2%
Repurchase Agreements — 5.2%
Deutsche Bank Securities Inc. repurchase agreement dated 1/31/12; Proceeds at maturity - $15,200,089; (Fully collateralized by U.S. government agency obligations, 0.600% due 11/14/13; Market value - $15,812,978) (Cost - $15,200,000)	0.210%	2/1/12	15,200,000		15,200,000
TOTAL INVESTMENTS — 122.5% (Cost — $359,081,265#)					359,629,165
Liabilities in Excess of Other Assets — (22.5)%					(66,040,554)
TOTAL NET ASSETS — 100.0%					$293,588,611

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Illiquid security.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of January 31, 2012.
(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CAD	- Canadian Dollar
	EUR	- Euro
	GBP	- British Pound
	IO	- Interest Only
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

Summary of Investments by Country †
United States	39.8%
United Kingdom	12.0
Brazil	5.1
Russia	4.0
Netherlands	3.5
France	2.8
Australia	2.5
Mexico	2.4
Luxembourg	2.0
Venezuela	1.9
Switzerland	1.7
Italy	1.7
Spain	1.6
Chile	1.3
Qatar	1.3
Germany	1.1
United Arab Emirates	1.1
Belgium	1.1
Malaysia	1.0
India	1.0
Cayman Islands	1.0
Canada	0.9
Colombia	0.9
Trinidad and Tobago	0.9
Jersey	0.6
Kazakhstan	0.5

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

South Africa	0.5
Ireland	0.5
Bermuda	0.3
Panama	0.3
Austria	0.2
Sweden	0.2
Peru	0.1
Short-Term Investments	4.2
100.0%

†As a percentage of total investments. Please note that Fund holdings are as of January 31, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009  and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$302,351,441	—	$302,351,441
Asset-backed securities	—	9,443,775	$396,006	9,839,781
Collateralized mortgage obligations	—	7,228,353	—	7,228,353
Convertible bonds & notes	—	—	265,784	265,784
Sovereign bonds	—	23,019,745	—	23,019,745
Common stocks	$20,344	—	—	20,344
Convertible preferred stocks	1,621,550	—	—	1,621,550
Preferred stocks	82,167	—	—	82,167
Total long-term investments	$1,724,061	$342,043,314	$661,790	$344,429,165
Short-term investments†	—	15,200,000	—	15,200,000
Total investments	$1,724,061	$357,243,314	$661,790	$359,629,165
Other financial instruments:
Forward foreign currency contracts	—	$4,486,429	—	4,486,429
Total	$1,724,061	$361,729,743	$661,790	$364,115,594

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$25,906	—	—	$25,906
Forward foreign currency contracts	—	$91,404	—	91,404
Total	$25,906	$91,404	—	$117,310

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	CONVERTIBLE BONDS & NOTES	TOTAL
Balance as of October 31, 2011	$229,800	—	—	$229,800
Accrued premiums/discounts	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	(6,000)	—	—	(6,000)
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers into Level 3(2)	—	$396,006	$265,784	661,790
Transfers out of Level 3(3)	(223,800)	—	—	(223,800)
Balance as of January 31, 2012	—	$396,006	$265,784	$661,790
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2012(1)	—	—	—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

Notes to schedule of investments (unaudited) (continued)

(3) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to schedule of investments (unaudited) (continued)

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Foreign investment risk.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to schedule of investments (unaudited) (continued)

As of January 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $91,404. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,469,262
Gross unrealized depreciation	(15,921,362)
Net unrealized appreciation	$547,900

At January 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	3/12	$1,040,536	$1,058,000	$(17,464)
U.S. Treasury 30-Year Bonds	11	3/12	1,591,371	1,599,813	(8,442)
Net unrealized loss on open futures contracts					$(25,906)

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$80,030,489	1.010%	$80,030,489

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.600% to 1.040% during the period ended January 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $203,205.

On January 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $103,023,331.

At January 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements

Deutsche Bank	0.60%	5/24/11	TBD*	$2,375,760
Credit Suisse	0.75%	6/27/11	TBD*	2,151,580
Credit Suisse	0.75%	9/29/11	TBD*	3,716,325
Credit Suisse	0.75%	10/11/11	TBD*	1,786,824
Barclays Capital Inc.	1.04%†	10/12/11	4/12/12	70,000,000

				$80,030,489

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

† Interest rate on the reverse repurchase agreement resets daily. Interest rate disclosed is as of January 31, 2012.

At January 31, 2012, the Fund had the following open forward foreign currency contracts:

Notes to schedule of investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Morgan Stanley	150,000	$236,341	2/16/12	$2,613
British Pound	Morgan Stanley	1,600,000	2,520,974	2/16/12	15,614
British Pound	Morgan Stanley	170,000	267,853	2/16/12	7,073
British Pound	Morgan Stanley	400,000	630,243	2/16/12	3,318
British Pound	UBS AG	200,000	315,122	2/16/12	2,469
Euro	Citibank N.A.	250,000	327,022	2/16/12	(18,672)
Euro	Morgan Stanley	600,000	784,852	2/16/12	(35,613)
Euro	Morgan Stanley	250,000	327,022	2/16/12	(2,939)
Euro	Morgan Stanley	100,000	130,809	2/16/12	2,143
Euro	Morgan Stanley	400,000	523,235	2/16/12	12,913
Euro	Morgan Stanley	600,000	784,852	2/16/12	14,756
Euro	Morgan Stanley	200,000	261,617	2/16/12	(1,308)
Euro	UBS AG	300,000	392,426	2/16/12	(8,344)
					$(5,977)
Contracts to Sell:
British Pound	Citibank N.A.	400,000	630,243	2/16/12	9,993
British Pound	Morgan Stanley	18,381,741	28,962,431	2/16/12	422,068
British Pound	UBS AG	200,000	315,122	2/16/12	4,669
Canadian Dollar	Morgan Stanley	2,000,000	1,993,904	2/16/12	(24,528)
Euro	Morgan Stanley	53,883,123	70,483,809	2/16/12	3,888,640
Euro	UBS AG	1,371,247	1,793,710	2/16/12	100,160
					$4,401,002
Net unrealized gain on open forward foreign currency contracts					$4,395,025

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(25,906)	—	—	$(25,906)
Foreign Exchange Contracts	—	—	$4,486,429	$(91,404)	4,395,025
Total	—	$(25,906)	$4,486,429	$(91,404)	$4,369,119

During the period ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	2,612,867
Forward foreign currency contracts (to buy)	3,962,129
Forward foreign currency contracts (to sell)	106,004,043

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	March 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	March 27, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 27, 2012